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                                                                    EXHIBIT 10-B

                            Elliott Associates, L.P.
                                712 Fifth Avenue
                            New York, New York 10019

                          Westgate International, L.P.
                      c/o Stonington Management Corporation
                                712 Fifth Avenue
                            New York, New York 10019

                             Alexander Finance, L.P.
                               1560 Sherman Avenue
                            Evanston, Illinois 60201


                                November 5, 1999

Illinois Superconductor Corporation
451 Kingston Court
Mt. Prospect, Illinois 60056

                  RE:      MODIFICATION OF COVENANTS

Ladies and Gentlemen:

                  Reference is made to the Securities Purchase Agreement, dated as of March 31, 1999, by and among you (the "Company"), the undersigned, and State Farm Mutual Automobile Insurance Company ("State Farm") (the "6% Note Agreement") and the Notes issued thereunder, (the "6% Notes") and the Securities Purchase Agreement, dated as of May 15, 1998, by and among the Company, the undersigned, State Farm, Spring Point Partners, L.P. and Spring Point Offshore Fund (the "2% Note Agreement").

                  In consideration of the mutual covenants contained in this Agreement, the Company and the undersigned hereby agree as follows:

1.  Modification of Covenants.

    (a) The undersigned, representing 75% or more of the principal amount of the Transaction Notes (as defined in the 6% Note Agreement) and the Company hereby agree that Section 3.22 of the 6% Note Agreement is hereby amended such that all references to the year 2000 set forth therein shall instead refer to the year 2001 and that the definition of "Operating Income" in
    Section 3.22(c) shall be modified such that the words "operating income" on the first line thereof shall be amended to "consolidated operating income"; it being understood that such amendment shall apply not only to such provisions in the 6% Note Agreement but also to the cross-references thereof contained in the 6% Notes and Amended 2% Notes (as defined in the 6% Note Agreement); provided, however, that this provision shall become effective only after the undersigned's designees have been appointed to the Board pursuant to Section 4(a) of the New Investment Agreement (as defined below).




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    (b)  The undersigned and the Company also agree that Section 3.15(a) of the
    6% Note Agreement and Section 3.17(a) of the 2% Note Agreement shall be amended to read as follows:

                           "(a) Directly or indirectly create, incur, assume, guarantee, or otherwise become or remain directly or indirectly liable with respect to, any indebtedness of any kind, other than (i) indebtedness under any "Notes" (as defined in the letter agreement captioned "Additional Investment", dated as of the date hereof (the "New Investment Agreement") by and among the Company, Elliott Associates, LP, Westgate International, LP and Alexander Finance, LP (the "New Investors")), including without limitation, the Notes issued on May 15, 1998, to Spring Point Partners, LP and Spring Point Offshore Fund, whether or not such Notes are held by New Investors; and (ii) any indebtedness incurred to the New Investors pursuant to the right to provide additional financing pursuant to an option under the New Investment Agreement;
                           (iii) amounts pursuant to the terms of a Factoring Agreement, dated as of October 6, 1999 by and between the Company and Franklin Capital Corporation (the "Factoring Agreement"), provided that (A) the Company will terminate the Factoring Agreement not later than its initial 12 month term, pursuant to Section 11.1.1 thereunder and (B) the Company will not hereafter request any further advances under Section 2.7 of the Factoring Agreement without the prior written consent of New Investors holding a majority in principal amount of the outstanding notes of the Company issued to the New Investors; or (iv) indebtedness to trade creditors in the ordinary course of business."

2. Business Combination. The undersigned and the Company hereby agree that for purposes of any "Notes" (as defined in the New Investment Agreement), the sale and amendment of securities pursuant to the New Investment Agreement and the provisions regarding directors of the Company thereunder do not constitute a "Business Combination".

3. Governing Law. This Agreement shall be governed by the internal laws of the State of New York.




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                  Please indicate your acceptance and agreement of the terms contained herein by countersigning this Agreement and returning a signed copy to the undersigned.

                                   Sincerely,

                                   ELLIOTT ASSOCIATES, L.P.


                                   By:
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                                       WESTGATE INTERNATIONAL, L.P.
                                       By:  Martley International, Inc.
                                            Attorney-in-Fact


                                           By:
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                                   ALEXANDER FINANCE, L.P.


                                   By:
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AGREED TO AND ACCEPTED

ILLINOIS SUPERCONDUCTOR CORPORATION



By:
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